Income Taxes	3 Months Ended
Mar. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
(7)
Income Taxes

The Company’s effective income tax rates were 2.5% and 2.1% for the three months ended March 31, 2023 and 2022, respectively. The Company has computed its provision for income taxes based on the estimated annual effective income tax rate and is affected by recurring items, such as tax rates in foreign jurisdictions and the relative amounts of income the Company earns in those jurisdictions. It is also affected by the changes in discrete items that may occur in any given period. The increase in the effective income tax rate in 2023 compared to the same period in 2022 was primarily due to an increase in non-deductible expense and a decrease in the portion of the Company’s income generated in lower tax jurisdictions.